OTHER GAINS - NET	12 Months Ended
Mar. 31, 2020
Analysis of income and expense [abstract]
OTHER GAINS - NET
OTHER GAINS – NET

	2020	2019
Disposal of property, plant and equipment	$7.0	$1.2
Net gain on foreign currency exchange differences	41.6	24.8
Remeasurement of royalty obligations	1.9	7.9
Impairment of goodwill (Note 26)	(37.5)	—
Other	(12.0)	(11.6)
Other gains – net	$1.0	$22.3

Other
During the year ended March 31, 2020, reorganizational costs of $9.7 million, which includes write-downs of inventories of $3.8 million and impairment of intangible assets of $3.2 million, were recognized in the Defence and Security segment following changes made in the segment organization and the review of certain product offerings. Additionally, write-downs of assets of $9.4 million, which includes impairment of property, plant and equipment of $1.8 million, and integration costs of Bombardier's BAT Business of $6.1 million were recognized in the Civil Aviation Training Solutions segment. These costs were offset by a remeasurement gain of $13.4 million, due to the decrease in fair value of a contingent consideration liability incurred in connection with a fiscal 2018 business combination.

During the year ended March 31, 2019, an impairment of $4.9 million on certain older assets in our network and acquisition and integration costs of Bombardier's BAT Business of $6.8 million were recognized in the Civil Aviation Training Solutions segment. These costs were offset by a gain of $3.7 million generated primarily from the remeasurement to fair value of the previously held interest in CFTPL.